UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2012

ITEM 1.                                                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2012

Annual Report

LMP Corporate Loan Fund Inc.
(TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Corporate Loan Fund Inc.

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund overview	1

Schedule of investments	5

Statement of assets and liabilities	15

Statement of operations	16

Statements of changes in net assets	17

Statement of cash flows	18

Financial highlights	19

Notes to financial statements	21

Report of independent registered public accounting firm	29

Additional information	30

Annual chief executive officer and principal financial officer certifications	36

Other shareholder communications regarding accounting matters	37

Dividend reinvestment plan	38

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of LMP Corporate Loan Fund Inc. for the twelve-month reporting period ended September 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, will assume responsibility for the day-to-day management of the Fund’s portfolio effective December 1, 2012. LMPFA currently provides management and administrative services to the Fund. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund will no longer have Citigroup Alternative Investments LLC as its subadviser.

Effective December 1, 2012, Stephen A. Walsh, Michael C. Buchanan and Timothy J. Settel will be responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund. Messrs. Walsh, Buchanan and Settel are employees of LMPFA for purposes of its day-to-day management of the Fund’s portfolio and also are, and have been, employed by Western Asset Management Company, an affiliate of LMPFA, as investment professionals managing its funds and accounts for at least the past five years.

LMPFA also agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will commence with LMPFA’s assumption of the responsibility for the day-to-day management of the Fund’s portfolio and will extend through November 30, 2014.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website,

LMP Corporate Loan Fund Inc.	III

www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 9, 2012

IV	LMP Corporate Loan Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year. According to the Commerce Department’s initial estimate, GDP growth then moved to 2.0% in the third quarter. The uptick was partially due to an increase in consumer spending, which rose 2.0% in the third quarter.

The job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. While existing-home sales declined 1.7% on a seasonally adjusted basis in September 2012 versus the previous month, they were 11% higher than in September 2011. In addition, the NAR reported that the median existing-home price for all housing types was $183,900 in September 2012, up 11.3% from September 2011. This marked the seventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.3% in September, which represents a 5.9-month supply at the current sales pace. The inventory has declined 20% compared to September 2011.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened toward the end of the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then fell to 49.7 in June, which represented the first contraction in the manufacturing sector since July 2009. Manufacturing continued to contract in July and August before ticking up to 51.5 in September.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the

LMP Corporate Loan Fund Inc.	V

federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis.

In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 26, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i                      Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                    The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii                  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                  The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

LMP Corporate Loan Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans. The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities; U.S. government debt; money market instruments; derivatives designed to hedge risks inherent in the Fund’s portfolio; and certain other securities received in connection with investments in collateralized senior loans.

The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ending September 30, 2012, the leveraged loan market delivered four quarters of consistent growth as concerns about the European sovereign debt crisis abated and U.S. corporate continued to exhibit strong earnings and liquidity trends. The market also benefited from the global search for yield as strong technical conditions on both the supply and demand side for the majority of the reporting period helped buoy average bid prices and spur increased issuance. While concerns remain about the U.S. elections, the threat of a fiscal cliff, the unresolved European sovereign debt situation and growing tensions in the Middle East, they reside in the background as the strong technical factors dominate current market conditions.

Strong technical factors and low default rates drove steady increases in secondary prices and returns and led average bid prices to above the 99% level by the end of the reporting period in contrast to the 96% level this time last year. This trend was accompanied by healthy inflows from collateralized loan obligations (“CLO”) issuance and prime-fund subscriptions. The S&P/LSTA Leverage Loan Indexi continually marched higher during the period showing its only sign of slower growth during the second quarter when the European sovereign debt crisis had risen to the forefront. In fact, the S&P/LSTA Leverage Loan Index rose approximately 11% during the reporting period ended September 30, 2012 as all quarters posted gains.

Bid prices were steady to higher for the majority of the reporting period as record inflows poured into the market along side increased repayments from high-yield bond offerings which easily digested the new money deals. The market for new issue institutional loans has been particularly robust, especially in the third quarter, with more than $380MM of new leveraged loans being syndicated during the reporting period with a resurgence of M&A activity, in addition to refinancing. The downside of these positive technical factors, however, is the recent return of increasingly

2	LMP Corporate Loan Fund Inc. 2012 Annual Report

Fund overview (cont’d)

issuer friendly trends including lower LIBORii spreads and floors, covenant light deals and smaller original issue discounts.

The default environment remained benign during the entire reporting period and ended at 1% as of September 30, 2012. Issuers were helped by a robust market, which included open access for most issuers to the new issue market, as well as an interested forum for amended and extended transactions.

Q. How did we respond to these changing market conditions?

A. We continued to follow a disciplined credit strategy, investing in stable companies with solid industry fundamentals. To this end, we looked to improve credit quality, while considering the relative value of the portfolio and the need to actively manage our cash positions. We took advantage, where possible, of market downdrafts to opportunistically buy at attractive levels.

Performance review

For the twelve months ended September 30, 2012, LMP Corporate Loan Fund Inc. returned 16.46% based on its net asset value (“NAV”)iii and 34.03% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averageiv returned 16.38% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.7915 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2012

Price Per Share	12-Month Total Return*
$12.79 (NAV)	16.46%†
$13.41 (Market Price)	34.03%‡

All figures represent past performance and are not a guarantee of future results.

*     Total returns are based on changes in NAV or market price, respectively.

†      Total return assumes the reinvestment of all distributions at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡     Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund benefited from the improving loan market conditions during the reporting period, such as positive technical factors, strong volumes in the new issue institutional loan market, healthy inflows and continued low default rates. The Fund continued to benefit from low funding costs which enhanced its interest income generation and low default rates which kept losses to a minimum.

Q. What were the leading detractors from performance?

A. The downside of the benign market conditions mentioned above is the increasingly issuer-friendly tone to the market which includes lower spreads,

LMP Corporate Loan Fund Inc. 2012 Annual Report	3

reduced LIBOR floors and smaller original issue discounts (OIDs). Low LIBOR rates continued to be a detractor from the Fund’s performance, but this is increasingly countered by purchasing new issue assets with LIBOR floors. The active new issue market afforded us ample opportunities to invest and keep cash balances to a minimum.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Daniel Slotkin

Portfolio Manager
Citigroup Alternative Investments LLC

October 16, 2012

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High- yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

4	LMP Corporate Loan Fund Inc. 2012 Annual Report

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i           The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

ii        The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

iii     Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv      Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 32 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2012 Annual Report	5

Schedule of investments

September 30, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans (a) — 145.1%
Aerospace/Defense — 2.2%
DigitalGlobe Inc., Term Loan B	5.750%	10/7/18	$1,191,000	$1,197,947
Transdigm Inc., New Term Loan B	4.000%	2/14/17	1,513,332	1,525,156
Total Aerospace/Defense				2,723,103
Air Transport — 1.0%
United Airlines Inc., Term Loan B	2.250%	2/3/14	1,273,984	1,264,828
Automotive — 4.5%
Autoparts Holdings Ltd., First Lien Term Loan	6.500%	7/28/17	198,000	198,000
Autoparts Holdings Ltd., Second Lien Term Loan	10.500%	1/29/18	900,000	819,000
HHI Holdings LLC, New Term Loan B	7.000 - 7.750%	3/21/17	685,463	685,463
KAR Auction Services Inc., Term Loan B	5.000%	5/19/17	995,191	1,001,617
Metaldyne Co. LLC, New Term Loan B	5.250%	5/18/17	2,056,719	2,090,141
Schaeffler AG, Term Loan C2	6.000%	1/27/17	880,000	888,800
Total Automotive				5,683,021
Beverage and Tobacco — 0.3%
B&G Foods Inc., Term Loan B	4.500%	11/30/18	422,495	426,984
Broadcast Radio and Television — 3.8%
Cumulus Media Inc., First Lien Term Loan	5.750%	9/17/18	898,765	905,024
Encompass Digital Media Inc., New Term Loan B	8.000%	8/10/17	654,710	657,984
LIN Television Corp., Term Loan B	5.000%	12/21/18	549,802	556,675
Mood Media Corp., Second Lien Term Loan	11.000%	11/6/18	675,000	668,587
Univision Communications Inc., Extended Term Loan	4.466%	3/31/17	542,668	538,523
Weather Channel, New Term Loan B	4.250%	2/13/17	1,509,257	1,520,890
Total Broadcast Radio and Television				4,847,683
Building and Development — 0.4%
CPG International Inc., Term Loan	—	9/18/19	494,464	496,318	(b)
Business Equipment and Services — 19.8%
AlixPartners LLP, 2nd Lien Term Loan	10.750%	11/29/19	1,500,000	1,524,375
Altegrity Inc., Term Loan	2.969%	2/21/15	776,528	724,112
AMN Healthcare Inc., New Term Loan B	6.000%	4/5/18	643,575	648,000
Attachmate Corp., New 1st Lien Term Loan	7.250%	11/22/17	667,250	673,505
Belfor USA Group Inc., Term Loan B	4.500%	4/7/17	1,755,205	1,763,981
Blue Coat Systems Inc., 2nd Lien Term Loan	11.500%	8/15/18	1,300,000	1,335,750
Bright Horizons Family Solutions Inc., Term Loan B	4.220 - 6.250%	5/28/15	1,454,404	1,458,949
Corporate Executive Board Co., Term Loan B	5.000%	7/2/19	1,000,000	1,005,625
Dealer Computer Services Inc., New Term Loan B	3.750%	4/20/18	888,351	893,163

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Business Equipment and Services — continued
Deluxe Entertainment Services Group Inc., Term Loan	8.000%	7/3/17	$ 947,368	$ 928,421
Expert Global Solutions Inc., Term Loan B	8.000%	4/3/18	895,500	903,709
InfoGroup Inc., New Term Loan	5.750%	5/25/18	1,326,131	1,193,518
Infor (U.S.) Inc., Term Loan B2	—	4/5/18	1,347,125	1,354,141	(b)
International Lease Finance Corp., First Lien Term Loan	5.000%	6/30/17	715,000	724,831
Intralinks Inc., Term Loan	5.750%	6/15/14	602,520	603,273
Kronos Inc., First Lien Tranche B1 Term Loan	5.112%	6/9/17	746,129	757,321
Kronos Inc., Tranche C Term Loan	6.250%	12/28/17	834,261	846,775
Magic Newco LLC, 1st Lien Term Loan	7.250%	12/20/19	905,000	910,374
Sabre Inc., Extended Term Loan	5.966%	9/29/17	994,737	998,393
SNL Financial LLC, Term Loan B	8.500%	8/17/18	1,258,750	1,265,044
SS&C Technologies Inc., Term Loan B-1	5.000%	6/7/19	789,637	798,150
SS&C Technologies Inc., Term Loan B-2	5.000%	6/7/19	81,687	82,912
Synverse Technologies Inc., New Term Loan	5.000%	4/23/19	1,221,938	1,226,520
TriZetto Group Inc., 2nd Lien Term Loan D	—	3/27/19	750,000	745,312	(b)
Web.com Group Inc., Term Loan B	7.000%	10/27/17	726,113	732,693
West Corp., Term Loan B6	—	6/29/18	1,000,000	1,010,625	(b)
Total Business Equipment and Services				25,109,472
Cable and Satellite Television — 3.3%
Bragg Communications Inc., Term Loan B	4.000%	2/28/18	796,000	799,980
Kabel Deutschland GMBH, Term Loan F	4.250%	2/1/19	1,000,000	1,002,946
Telesat LLC, Term Loan B	4.250%	3/28/19	1,354,893	1,359,974
WaveDivision Holdings LLC, New Term Loan B	—	8/9/19	1,000,000	1,008,750	(b)
Total Cable and Satellite Television				4,171,650
Chemicals/Plastics — 10.2%
Huish Detergents Inc., Second Lien Term Loan	4.470%	10/26/14	1,675,000	1,528,438
Ineos US Finance LLC, 6 Year Term Loan	6.500%	5/4/18	1,194,000	1,207,859
Kik Custom Products Inc., Canadian Term Loan	2.480%	6/2/14	90,899	86,036
Kik Custom Products Inc., First Lien Term Loan	2.480%	6/2/14	530,254	501,885
Kik Custom Products Inc., Second Lien Term Loan	5.228%	11/28/14	1,583,334	1,220,751
Kleopatra Acquisition Corp., Term Loan B1	6.750%	12/21/16	997,500	1,006,228
Kronos Worldwide Inc., Term Loan B	5.750%	6/13/18	493,750	499,922
Momentive Specialty Chemicals Inc., Extended Term Loan C-4B	4.250%	5/5/15	770,712	751,444
Omnova Solutions Inc., Term Loan B	5.500%	5/31/17	662,893	668,693
Rockwood Specialties Group Inc., New Term Loan B	3.500%	2/9/18	898,392	903,586
Styron S.A.R.L LLC, New Term Loan B	8.000%	8/2/17	1,356,957	1,304,496

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Annual Report	7

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Chemicals/Plastics — continued
TricorBraun Inc., New Term Loan B	5.500 - 6.500%	5/3/18	$ 550,000	$ 554,125
Tronox Inc., Term Loan B	4.250%	2/8/18	1,183,288	1,195,120
Univar Inc., Term Loan B	—	6/30/17	1,500,000	1,496,601	(b)
Total Chemicals/Plastics				12,925,184
Consumer Products — 1.6%
Wilton Brands LLC, Term Loan	7.500%	8/30/18	1,000,000	1,011,250
Wolverine Worldwide Inc., Term Loan B	—	7/31/19	1,000,000	1,013,125	(b)
Total Consumer Products				2,024,375
Containers and Glass Products — 1.8%
Berry Plastics Corp., Term Loan C	2.216%	4/3/15	646,025	643,423
Exopack LLC, Term Loan B	6.500%	5/31/17	246,513	245,691
Reynolds Group Holdings Inc., Term Loan B	4.750%	2/9/18	1,390,419	1,397,801
Total Containers and Glass Products				2,286,915
Cosmetics/Personal Care — 0.7%
VI-Jon, Term Loan B	2.466 - 2.469%	4/24/14	893,307	839,709
Drugs — 7.7%
Aptalis Pharma Inc., Term Loan B	5.500%	2/10/17	1,232,333	1,232,333
Capsugel Holdings U.S. Inc., New Term Loan B	4.750%	8/1/18	1,223,619	1,231,777
Catalent Pharma Solutions, Extended Term Loan B	4.216%	9/15/16	681,737	679,181
Catalent Pharma Solutions, Incremental Term Loan	5.250%	9/15/17	199,000	200,990
Grifols Inc., New Term Loan B	4.500%	6/1/17	1,847,772	1,866,711
Valeant Pharmaceuticals International Inc.: Add-On Term Loan B	4.750%	2/13/19	1,194,000	1,203,453
Series D Tranche B	—	9/27/19	1,325,000	1,318,375	(b)
Warner Chilcott Corp., Incremental Term Loan B1	—	3/15/18	295,100	295,912	(b)
Warner Chilcott Corp., New Term Loan B1	—	3/15/18	777,072	779,209	(b)
Warner Chilcott Corp., New Term Loan B2	—	3/15/18	388,536	389,605	(b)
Warner Chilcott Corp., New Term Loan B3	—	3/15/18	534,237	535,706	(b)
Total Drugs				9,733,252
Ecological Services and Equipment — 2.1%
ADS Waste Holdings, Term Loan B	—	9/11/19	1,100,000	1,109,167	(b)
Waste Industries U.S.A. Inc., Term Loan B	4.750%	3/17/17	1,577,694	1,587,554
Total Ecological Services and Equipment				2,696,721
Electronics/Electric — 5.8%
CDW LLC, Non-Extended Term Loan	3.724%	10/10/14	1,273,483	1,276,368
Eagle Parent Inc., New Term Loan	5.000%	5/16/18	1,046,730	1,054,842
Nxp B.V., Term Loan A2	5.500%	3/3/17	1,410,567	1,438,191
Sungard Data Systems Inc., Incremental Term Loan	3.716%	2/28/14	71,399	71,547

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Electronics/Electric — continued
Vantiv LLC, Term Loan B	3.750%	3/27/19	$ 831,709	$ 835,348
Vertafore Inc., Second Lien Term Loan	9.750%	10/27/17	800,000	804,000
Vertafore Inc., Term Loan	5.250%	7/29/16	1,817,639	1,825,213
Total Electronics/Electric				7,305,509
Equipment Leasing — 0.5%
AWAS Finance Luxembourg 2012 SA, New Term Loan	5.750%	7/16/18	578,313	584,819
Financial Intermediaries — 1.1%
First Data Corp., Non-Extended Term Loan B1	2.967%	9/24/14	89,779	89,476
Moneygram International Inc., Term Loan B	4.250%	11/20/17	321,807	320,550
US FT Holdco Inc., Term Loan B	7.500%	11/30/17	999,832	1,004,831
Total Financial Intermediaries				1,414,857
Food Products — 2.3%
Del Monte Foods Co., Term Loan	4.500%	3/8/18	1,057,511	1,057,952
Michael Foods Group Inc., Term Loan	4.250%	2/23/18	1,898,615	1,913,449
Total Food Products				2,971,401
Food Service — 3.7%
Burger King Corp., New Term Loan B	—	9/27/19	1,954,017	1,960,123	(b)
DineEquity Inc., New Term Loan B	4.250 - 5.250%	10/19/17	743,802	750,125
Dunkin’ Brands Inc., New Term Loan B2	4.000%	11/23/17	1,969,138	1,970,016
Total Food Service				4,680,264
Food/Drug Retailers — 2.2%
Fairway Group Acquisition Co., Term Loan	8.250%	8/17/18	1,000,000	1,010,000
General Nutrition Centers Inc., New Term Loan B	5.250%	3/2/18	1,126,224	1,128,236
Roundy’s Supermarkets Inc., Term Loan B	5.750%	2/13/19	136,110	133,728
Supervalu Inc., New Term Loan B	8.000%	6/27/19	511,219	515,093
Total Food/Drug Retailers				2,787,057
Forest Products — 1.5%
Cenveo Corp., Term Loan B	6.625%	12/21/16	867,202	869,370
Harland Clarke Holdings Corp., Extended Term Loan B2	5.466%	6/30/17	1,091,776	1,035,367
Total Forest Products				1,904,737
Healthcare — 18.2%
Ardent Medical Services Inc., Add on Term Loan B	6.500%	9/15/15	428,658	430,801
Ardent Medical Services Inc., First Lien Term Loan	6.500%	9/15/15	1,125,587	1,131,215
Biomet Inc., Extended Term Loan B	3.966%	7/25/17	1,817,569	1,826,983
BSN Medical Acquisition Holding GmbH, Term Loan B2	6.000%	7/27/19	1,000,000	1,007,917
CHG Companies Inc., New Term Loan B	5.250%	10/7/16	879,463	879,463
CHG Companies Inc., Second Lien Term Loan	11.250%	4/5/17	425,000	427,125

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Annual Report	9

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Healthcare — continued
Community Health Systems Inc., Extended Term Loan	3.862 - 3.923%	1/25/17	$ 739,118	$ 743,481
DaVita Inc., New Term Loan B	4.500%	10/20/16	1,040,407	1,047,559
DaVita Inc., Term Loan B2	—	9/2/19	850,000	853,188	(b)
DJO Finance LLC, Extended Term Loan B2	5.216%	11/1/16	815,379	813,850
DJO Finance LLC, Term Loan B3	6.250%	9/15/17	497,500	499,988
HCA Inc., Extended Term Loan B3	3.466%	5/1/18	2,231,309	2,238,282
Health Management Associates Inc., New Term Loan B	4.500%	11/16/18	886,780	894,662
Iasis Healthcare LLC, Term Loan	5.000%	5/3/18	1,481,203	1,487,683
Kinetic Concepts Inc., Term Loan B	7.000%	5/4/18	297,750	302,402
Kinetic Concepts Inc., Term Loan B2	6.500%	11/4/16	694,750	700,395
MedAssets Inc., New Term Loan	5.250%	11/16/16	231,343	233,464
Multiplan Inc., New Term Loan B	4.750%	8/26/17	1,276,984	1,283,103
Onex Carestream Finance LP, Term Loan B	5.000%	2/25/17	2,313,718	2,293,473
Select Medical Corp., New Term Loan B	5.500 - 6.000%	6/1/18	1,256,350	1,264,987
Sheridan Healthcare Inc., 2nd Lien Term Loan	9.000%	7/1/19	1,000,000	1,010,000
Sheridan Healthcare Inc., Term Loan B	6.000%	6/29/18	498,750	504,049
Universal Health Services Inc., New Term Loan B	3.750%	11/15/16	862,447	864,775
Vanguard Health Holding Co. II LLC, Term Loan B	5.000%	1/29/16	377,157	379,844
Total Healthcare				23,118,689
Home Furnishings — 0.3%
Sleep Innovations Inc., Second Lien PIK Term Loan	11.500%	3/5/15	289,963	434,944
Hotels/Motels/Inns and Casinos — 4.3%
Ameristar Casinos Inc., Term Loan B	4.000%	4/16/18	1,108,155	1,115,476
Caesars Entertainment Operating Co., Term Loan B2	—	1/28/15	1,000,000	974,094	(b)
Cannery Casino Resorts LLC, New 2nd Lien Term Loan	—	9/20/19	500,000	490,000	(b)
Cannery Casino Resorts LLC, Term Loan B	—	10/2/18	250,000	247,500	(b)
Kalispel Tribal Economic Authority, Term Loan B	7.500%	2/24/17	741,731	730,606
Peninsula Gaming LLC, Term Loan	—	8/3/17	935,000	949,609	(b)
Pinnacle Entertainment Inc., Series A Incremental Term Loan	4.000%	3/19/19	995,000	1,001,841
Total Hotels/Motels/Inns and Casinos				5,509,126
Industrial Equipment — 6.7%
Brock Holdings III Inc., New Second Lien Term Loan	10.000%	3/16/18	400,000	401,000
Brock Holdings III Inc., New Term Loan B	6.000 - 6.750%	3/16/17	468,020	473,871
Colfax Corp., Term Loan B	4.500%	1/11/19	812,499	818,847
Goodman Global Inc., First Lien Term Loan	5.750%	10/28/16	807,415	811,019

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Industrial Equipment — continued
Goodman Global Inc., Second Lien Term Loan	9.000%	10/30/17	$ 253,441	$ 256,736
Rexnord Corp., Term Loan B	5.000%	4/2/18	1,752,532	1,762,938
Sensata Technologies Finance Co. LLC, Term Loan	4.000%	5/11/18	1,467,295	1,477,281
TriMas Corp., New Term Loan B	4.250%	6/21/17	834,994	837,082
Veyance Technologies Inc., Delayed Draw Term Loan	2.470%	7/31/14	208,881	206,688
Veyance Technologies Inc., Initial Term Loan	2.470%	7/31/14	1,458,334	1,443,021
Total Industrial Equipment				8,488,483
Information Technology — 0.8%
RedPrairie Corp., New Term Loan B	6.000%	8/6/18	972,222	978,299
Insurance — 2.7%
Asurion Corp., New First Lien Term Loan	5.500%	5/24/18	1,713,551	1,725,011
Asurion Corp., New Second Lien Term Loan	9.000%	5/24/19	639,809	663,002
CNO Financial Group Inc., Term Loan B2	—	9/20/18	1,000,000	1,007,500	(b)
Total Insurance				3,395,513
Leisure — 2.8%
Cedar Fair L.P., New Term Loan B	4.000%	12/15/17	695,597	700,901
CKX Inc., Term Loan B	9.000%	6/21/17	300,000	257,250
Lodgenet Entertainment Corp., Term Loan	6.500%	4/4/14	1,087,842	825,854
Zuffa, Incremental Term Loan	7.500%	6/19/15	365,331	368,071
Zuffa, Term Loan B	2.250%	6/19/15	1,479,825	1,453,928
Total Leisure				3,606,004
Media & Entertainment — 0.8%
Live Nation Entertainment Inc., Term Loan B	4.500%	11/7/16	997,500	1,001,648
Natural Resources/Mining — 1.0%
Essar Steel Algoma Inc., ABL Term Loan	—	9/12/14	1,250,000	1,262,500	(b)
Nonferrous Metals/Materials — 2.7%
JMC Steel Group Inc., Term Loan	4.750%	4/3/17	1,599,595	1,610,592
Novelis Inc., Term Loan	4.000%	3/10/17	997,462	1,000,679
Walter Energy Inc., Term Loan B	4.000%	4/2/18	754,348	752,619
Total Nonferrous Metals/Materials				3,363,890
Oil & Gas — 4.8%
Alon USA Energy Inc., Edgington Term Loan	2.466%	8/2/13	234,269	231,340
Alon USA Energy Inc., Paramount Term Loan	2.466%	8/2/13	1,874,177	1,850,749
Energy Transfer Equity LP, New Term Loan B	3.750%	3/24/17	1,812,406	1,814,043
Frac Tech International LLC, Term Loan B	—	5/6/16	1,000,000	965,313	(b)
Gibson Energy, Term Loan B	4.750%	6/15/18	1,217,592	1,229,007
Total Oil & Gas				6,090,452
Publishing — 2.9%
EMI Music Publishing Ltd., Term Loan B	5.500%	6/29/18	948,425	961,466

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Annual Report	11

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Publishing — continued
Getty Images Inc., Term Loan	5.250%	11/7/16	$1,058,176	$ 1,060,629
Lamar Media Corp., Term Loan B	4.000%	12/30/16	928,151	936,659
Quad/Graphics Inc., New Term Loan B	4.000%	7/26/18	747,689	737,408
Total Publishing				3,696,162
Retailers — 9.4%
99 Cents Only Stores, Term Loan B	5.250%	1/11/19	694,050	702,725
Bass Pro Group LLC, Term Loan	5.250%	6/13/17	1,430,517	1,449,963
Container Store Inc., New Term Loan B	6.250%	4/5/19	1,368,125	1,367,270
Evergreen Acqco 1 LP, Term Loan B	6.250%	6/27/19	997,500	1,011,216
J Crew Group Inc., New Term Loan B	4.750%	3/7/18	599,220	600,183
Lord & Taylor Holdings LLC, Term Loan B	5.750%	1/11/19	443,098	446,975
Michaels Stores Inc., Extended Term Loan B3	4.875 - 4.938%	7/29/16	1,519,350	1,525,590
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	1,570,000	1,581,329
Party City Holdings Inc., New Term Loan B	5.750%	7/26/19	760,642	771,220
Petco Animal Supplies Inc., New Term Loan	4.500%	11/24/17	1,470,000	1,479,340
Pilot Travel Centers LLC, Term Loan B2	4.250%	8/7/19	1,000,000	1,006,250
Total Retailers				11,942,061
Steel — 1.3%
SunCoke Energy Inc., Term Loan B	4.000%	7/26/18	1,119,264	1,124,860
Tube City IMS Corp., Term Loan	5.750%	3/20/19	473,024	478,629
Total Steel				1,603,489
Telecommunications/Cellular Communications — 6.5%
Alaska Communications Systems Holdings Inc., Term Loan B	5.500%	10/21/16	1,628,301	1,490,913
Crown Castle International Corp., Term Loan B	—	1/31/19	1,000,000	1,004,938	(b)
Entercom Radio LLC, Term Loan B	6.250%	11/23/18	756,690	762,460
Intelsat Jackson Holdings S.A., Tranche B Term Loan	5.250%	4/2/18	1,478,775	1,486,077
MetroPCS Wireless Inc., Tranche B2	4.071%	11/3/16	1,713,271	1,720,918
nTelos Inc., New Term Loan B	4.000%	8/7/15	792,446	795,418
Zayo Bandwidth LLC, Term Loan B	7.125%	7/2/19	997,500	1,009,969
Total Telecommunications/Cellular Communications				8,270,693
Transportation — 1.0%
Emergency Medical Services Corp., Term Loan	5.250%	5/25/18	1,273,271	1,281,494
Utilities — 2.4%
Calpine Corp., Term Loan B3	—	9/27/19	1,950,000	1,940,250	(b)
Covanta Energy Corp., New Term Loan	4.000%	3/28/19	473,024	475,389

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Utilities — continued
TPF Generation Holdings LLC, Second Lien Term Loan C	4.612%	12/15/14	$ 678,962	$ 677,265
Total Utilities				3,092,904
Total Collateralized Senior Loans (Cost — $181,694,170)				184,014,210
Corporate Bonds & Notes — 9.3%
Consumer Discretionary — 2.1%
Media — 2.1%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	500,000	540,000
Cequel Communications Holdings I LLC and Cequel Capital Corp., Senior Notes	8.625%	11/15/17	1,000,000	1,072,500	(c)
National CineMedia LLC, Senior Notes	7.875%	7/15/21	1,000,000	1,095,000
Total Consumer Discretionary				2,707,500
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Stallion Oilfield Holdings Ltd., Senior Secured Notes	10.500%	2/15/15	684,000	740,430
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	7.875%	10/15/18	392,000	431,200
Total Energy				1,171,630
Health Care — 2.0%
Health Care Providers & Services — 1.2%
Catalent Pharma Solutions Inc., Senior Notes	7.875%	10/15/18	500,000	508,750	(c)
Select Medical Holdings Corp., Senior Notes	6.429%	9/15/15	1,000,000	1,002,500	(d)
Total Health Care Providers & Services				1,511,250
Pharmaceuticals — 0.8%
Catalent Pharma Solutions Inc., Senior Notes	9.500%	4/15/15	992,000	1,015,560
Total Health Care				2,526,810
Industrials — 1.6%
Commercial Services & Supplies — 0.7%
Cenveo Corp., Secured Notes	8.875%	2/1/18	960,000	914,400
Machinery — 0.9%
Briggs & Stratton Corp.	6.875%	12/15/20	1,050,000	1,149,750
Total Industrials				2,064,150
Materials — 1.0%
Chemicals — 0.2%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	188,000	190,820	(c)
Containers & Packaging — 0.8%
Berry Plastics Corp.	4.264%	9/15/14	1,000,000	997,500	(d)
Total Materials				1,188,320

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Annual Report	13

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	$ 500,000	$ 540,625
Utilities — 1.3%
Independent Power Producers & Energy Traders — 1.3%
NRG Energy Inc., Senior Notes	7.625%	1/15/18	1,500,000	1,631,250
Total Corporate Bonds & Notes (Cost — $11,248,465)				11,830,285

	Shares
Common Stocks — 0.8%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Mark IV LLC — Class A Shares	4,912	138,764	*(e)
Textiles, Apparel & Luxury Goods — 0.0%
Comfort Co. Inc.	3,664	0	*(e)(f)(g)
Total Consumer Discretionary		138,764
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
SemGroup Corp., Class A Shares	24,938	918,965	*
Total Common Stocks (Cost — $687,306)		1,057,729
Total Investments Before Short-Term Investments (Cost — $193,629,941)		196,902,224

			Face Amount
Short-Term Investments — 8.7%
U.S. Government Agencies — 8.7%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $11,026,000)	0.001%	10/1/12	11,026,000	11,026,000 (h)
Total Investments — 163.9% (Cost — $204,655,941#)				207,928,224
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (27.6)%				(35,000,000)
Liabilities in Excess of Other Assets — (36.3)%				(46,051,534)
Total Net Assets — 100.0%				$126,876,690

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

September 30, 2012

LMP Corporate Loan Fund Inc.

*       Non-income producing security.

(a)    Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)   All or a portion of this loan is unfunded as of September 30, 2012. The interest rate for fully unfunded term loans is to be determined.

(c)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)   Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)    Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)     Value is less than $1.

(g)    Illiquid security (unaudited).

(h)   Rate shown represents yield-to-maturity.

#       Aggregate cost for federal income tax purposes is $204,839,981.

Abbreviations used in this schedule:

Second Lien   — Subordinate Lien to First Lien

Term              — Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Annual Report	15

Statement of assets and liabilities

September 30, 2012

Assets:
Investments, at value (Cost — $204,655,941)	$207,928,224
Cash	497,218
Receivable for securities sold	12,246,360
Principal paydown receivable	1,768,298
Interest receivable	1,121,533
Prepaid expenses	32,852
Total Assets	223,594,485

Liabilities:
Payable for securities purchased	30,943,128
Loan payable (Note 5)	30,500,000
Investment management fee payable	125,829
Interest payable	28,279
Distributions payable to auction rate cumulative preferred stockholders	6,893
Directors’ fees payable	144
Accrued expenses	113,522
Total Liabilities	61,717,795
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$126,876,690

Net Assets:
Par value ($0.001 par value; 9,922,073 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,922
Paid-in capital in excess of par value	141,716,359
Undistributed net investment income	3,150,044
Accumulated net realized loss on investments	(21,271,918)
Net unrealized appreciation on investments	3,272,283
Total Net Assets	$126,876,690

Shares Outstanding	9,922,073

Net Asset Value	$12.79

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2012 Annual Report

Statement of operations

For the Year Ended September 30, 2012

Investment Income:
Interest	$10,756,014

Expenses:
Investment management fee (Note 2)	1,508,137
Interest expense (Note 5)	359,190
Audit and tax	122,100
Excise tax (Note 1)	67,042
Legal fees	48,648
Shareholder reports	36,438
Transfer agent fees	24,703
Directors’ fees	21,483
Stock exchange listing fees	20,887
Commitment fees (Note 5)	19,826
Auction agent fees	19,577
Auction participation fees (Note 7)	17,751
Rating agency fees	13,042
Fund accounting fees	12,041
Custody fees	9,140
Insurance	3,976
Miscellaneous expenses	8,410
Total Expenses	2,312,391
Net Investment Income	8,443,623

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	79,706
Change in Net Unrealized Appreciation (Depreciation) From Investments	9,955,227
Net Gain on Investments	10,034,933
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 7)	(59,104)
Increase in Net Assets From Operations	$18,419,452

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Annual Report	17

Statements of changes in net assets

For the years ended September 30,	2012	2011

Operations:
Net investment income	$ 8,443,623	$ 7,821,923
Net realized gain	79,706	1,158,366
Change in net unrealized appreciation (depreciation)	9,955,227	(4,770,715)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(59,104)	(86,199)
Increase in Net Assets From Operations	18,419,452	4,123,375

Distributions to Shareholders From (Note 1):
Net investment income	(7,850,476)	(6,607,534)
Decrease in Net Assets From Distributions to Shareholders	(7,850,476)	(6,607,534)

Fund Share Transactions:
Proceeds from shares issued on reinvestment distributions (3,768 and 7,491 shares issued, respectively)	47,951	94,255
Increase in Net Assets From Fund Share Transactions	47,951	94,255
Increase (Decrease) in Net Assets	10,616,927	(2,389,904)

Net Assets:
Beginning of year	116,259,763	118,649,667
End of year*	$126,876,690	$116,259,763
* Includes undistributed net investment income of:	$3,150,044	$2,253,847

See Notes to Financial Statements.

18	LMP Corporate Loan Fund Inc. 2012 Annual Report

Statement of cash flows

For the Year Ended September 30, 2012

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 18,478,556
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(136,802,399)
Proceeds from sales of portfolio securities	127,203,694
Net purchases, sales and maturities of short-term investments	(6,387,087)
Net amortization of premium (accretion of discount)	(157,224)
Increase in receivable for securities sold	(11,725,740)
Increase in interest receivable	(65,037)
Increase in prepaid expenses	(5,233)
Increase in receivable from principal paydown	(1,546,765)
Increase in payable for securities purchased	27,959,407
Increase in investment management fee payable	6,050
Decrease in Directors’ fees payable	(1,533)
Decrease in interest payable	(59,285)
Decrease in accrued expenses	(43,961)
Net realized gain on investments	(79,706)
Change in unrealized appreciation of investments	(9,955,227)
Net Cash Provided by Operating Activities*	6,818,510

Cash Flows from Financing Activities:
Distributions paid on common stock	(7,802,525)
Distributions paid on auction rate cumulative preferred stock	(58,689)
Net Cash Used in Financing Activities	(7,861,214)
Net Increase in Cash	(1,042,704)
Cash at Beginning of Year	1,539,922
Cash at End of Year	$ 497,218

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 47,951

*  Included in operating expenses is cash of $438,301 paid for interest and fees on borrowings.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.72	$11.97	$11.23	$11.11	$13.48

Income (loss) from operations:
Net investment income	0.85	0.80	0.59	0.61	1.16
Net realized and unrealized gain (loss)	1.02	(0.37)	0.69	0.11	(2.31)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.01)	(0.01)	(0.04)	(0.38)
Total income (loss) from operations	1.86	0.42	1.27	0.68	(1.53)

Less distributions from:
Net investment income	(0.79)	(0.67)	(0.53)	(0.56)	(0.84)
Total distributions	(0.79)	(0.67)	(0.53)	(0.56)	(0.84)

Net asset value, end of year	$12.79	$11.72	$11.97	$11.23	$11.11

Market price, end of year	$13.41	$10.69	$11.14	$9.72	$8.15
Total return, based on NAV[1,2]	16.46%	3.54%	11.92%	9.15%	(11.07)%
Total return, based on Market Price[3]	34.03%	1.48%	20.34%	28.79%	(30.48)%

Net assets, end of year (millions)	$127	$116	$119	$111	$110

Ratios to average net assets:[4]
Gross expenses	1.88%	1.92%	2.03%	2.92%	2.13%
Net expenses[5]	1.88	1.92	2.03	2.92	2.12
Net investment income	6.86	6.39	5.17	6.73	9.33

Portfolio turnover rate	68%	98%	61%	27%	29%

Auction rate cumulative preferred stock:
Total amount outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$35,000
Asset coverage per share	73,426	69,374	74,029	70,986	57,378
Involuntary liquidating preference per share[6]	25,000	25,000	25,000	25,000	25,000

Supplemental data:
Loans Outstanding, End of Year (000s)	$30,500	$30,500	$25,500	$25,500	$50,000
Asset coverage for loan outstanding	631%	596%	703%	673%	390%
Weighted Average Loan (000s)	$30,500	$28,336	$25,500	$31,287	$6,172
Weighted Average Interest Rate on Loans	1.18%	1.31%	1.61%	1.98%	4.67%

1  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

20	LMP Corporate Loan Fund Inc. 2012 Annual Report

Financial highlights (cont’d)

2  The total return calculation assumes that distributions are invested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

3  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

5  The impact of compensating balance arrangements, if any, was less than 0.01%.

6  Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other

22	LMP Corporate Loan Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

LMP Corporate Loan Fund Inc. 2012 Annual Report	23

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Collateralized senior loans	—	$184,014,210	—		$184,014,210
Corporate bonds & notes	—	11,830,285	—		11,830,285
Common stocks:
Consumer discretionary	—	138,764	$ 0	*	138,764
Energy	$918,965	—	—		918,965
Total long-term investments	$918,965	$195,983,259	$ 0	*	$196,902,224
Short-term investments†		11,026,000	—		11,026,000
Total investments	$918,965	$207,009,259	$ 0	*	$207,928,224

†  See Schedule of Investments for additional detailed categorizations.

*  Value is less than $1.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the

24	LMP Corporate Loan Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $98,794 of Federal excise taxes attributable to calendar

LMP Corporate Loan Fund Inc. 2012 Annual Report	25

year 2011 in March 2012 and estimates it will pay approximately $155,000 of Federal excise tax attributable to calendar year 2012.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 67,042	$4,662,708	$(4,729,750)
(b)	295,112	(295,112)	—

(a)         Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and the expiration of a capital loss carryfoward.

(b)        Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in ther treatment of consent fees.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and Citigroup Alternative Investments LLC (“CAI”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the

26	LMP Corporate Loan Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$136,802,399
Sales	127,203,694

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,027,693
Gross unrealized depreciation	(939,450)
Net unrealized appreciation	$3,088,243

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2012, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on December 12, 2012. Effective December 15, 2010, the Fund pays a quarterly facility fee at an annual rate of 0.10% on the unutilized portion of the facility. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2012 was $359,190. For the year ended September 30, 2012, the Fund incurred commitment fees of $19,826. For the year ended September 30, 2012 the Fund had an average daily loan balance outstanding of $30.5 million and the weighted average interest rate was 1.18%. At September 30, 2012, the Fund had $30.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to September 30, 2012

On August 8, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0725 per share, payable on

LMP Corporate Loan Fund Inc. 2012 Annual Report	27

September 28, 2012, October 26, 2012 and November 30, 2012 to common stock shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively. The October and November record date distributions were made subsequent to the year end of this report.

7. Auction rate cumulative preferred stock

As of September 30, 2012, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.045% to 0.452% during the year ended September 30, 2012. At September 30, 2012, the dividend rates in effect were as follows:

	Series A	Series B
Dividend rates	0.197%	0.197%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended September 30, 2012, CGM earned $17,751 as a participating broker/dealer.

28	LMP Corporate Loan Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2012	2011
Distributions Paid From:
Ordinary Income to Common Shareholders	$7,850,476	$6,607,534
Ordinary Income to Auction Rate Cumulative Preferred Stockholders	59,104	86,199
Total distributions paid	$7,909,580	$6,693,733

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 3,249,174
Capital loss carryforward*	(20,611,518)
Other book/tax temporary differences(a)	(575,490)
Unrealized appreciation (depreciation)(b)	3,088,243
Total accumulated earnings/(losses) — net	$(14,849,591)

*

During the taxable year ended September 30, 2012, the Fund utilized $347,525 of its capital loss carryforward available from prior years. As of September 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2013	$ (75,268)
9/30/2014	(106,488)
9/30/2015	(42,357)
9/30/2016	(909,268)
9/30/2017	(6,912,033)
9/30/2018	(12,566,104)
$(20,611,518)

These amounts will be available to offset any future taxable capital gains.

(a)       Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)      The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

9. Subsequent event

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, will assume responsibility for the day-to-day management of the Fund’s portfolio effective December 1, 2012. LMPFA currently provides management and administrative services to the Fund. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund will no longer have Citigroup Alternative Investments LLC as its subadviser.

LMPFA also agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will commence with LMPFA’s assumption of the responsibility for the day-to-day management of the Fund’s portfolio and will extend through November 30, 2014.

LMP Corporate Loan Fund Inc. 2012 Annual Report	29

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities of LMP Corporate Loan Fund Inc., including the schedule of investments, as of September 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc. as of September 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 16, 2012

30	LMP Corporate Loan Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Corporate Loan Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

LMP Corporate Loan Fund Inc.	31

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

32	LMP Corporate Loan Fund Inc.

Additional information (unaudited) (cont’d)

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	159
Other board memberships held by Director	None

LMP Corporate Loan Fund Inc.	33

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

34	LMP Corporate Loan Fund Inc.

Additional information (unaudited) (cont’d)

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

LMP Corporate Loan Fund Inc.	35

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

36	LMP Corporate Loan Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Corporate Loan Fund Inc.	37

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

38	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with

LMP Corporate Loan Fund Inc.	39

respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

40	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

LMP

Corporate Loan Fund Inc.

Directors	LMP Corporate Loan Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017-3909
Jeswald W. Salacuse	Citigroup Alternative Investments LLC
New York Stock Exchange Symbol
Officers	Auction agent	TLI
R. Jay Gerken	Deutsche Bank
President and Chief Executive Officer	60 Wall Street
Richard F. Sennett	New York, NY 10005
Principal Financial Officer
Ted P. Becker	Custodian
Chief Compliance Officer	State Street Bank and Trust Company
Vanessa A. Williams	1 Lincoln Street
Identity Theft Prevention Officer	Boston, MA 02111
Robert I. Frenkel
Secretary and Chief Legal Officer	Transfer agent
Thomas C. Mandia	American Stock Transfer & Trust Company
Assistant Secretary	59 Maiden Lane
Steven Frank	New York, NY 10038
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•       Personal information included on applications or other forms;

•       Account balances, transactions, and mutual fund holdings and positions;

•       Online account access user IDs, passwords, security challenge question responses; and

•       Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•       Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•       Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•       The Funds’ representatives such as legal counsel, accountants and auditors; and

•       Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD01804 11/12 SR12-1789

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2011 and September 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,000 in 2011 and $59,900 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $42,600 in 2011 and $56,800 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Corporate Loan Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Corporate Loan Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  LMP Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

LMPFA is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

LMPFA votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, LMPFA is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. LMPFA attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. LMPFA may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve LMPFA of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, LMPFA generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that LMPFA considers in voting on such issue, LMPFA considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that LMPFA considers in voting on such issue, LMPFA votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that LMPFA considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., LMPFA SAI investment team) may adopt proxy voting policies that supplement LMPFA’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, LMPFA will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of LMPFA’s goal to vote proxies in the best interest of clients, LMPFA follows procedures designed to identify and address material conflicts that may arise between LMPFA’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, LMPFA periodically notifies LMPFA employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of LMPFA with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of LMPFA’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of LMPFA’s compliance personnel. LMPFA also maintains and considers a list of significant LMPFA relationships that could present a conflict of interest for LMPFA in voting proxies. LMPFA is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-LMPFA Legg Mason affiliate might appear to the public to influence the manner in which LMPFA decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-LMPFA Legg Mason affiliate relationship that LMPFA for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which LMPFA decides to vote a proxy, LMPFA generally takes the position that non-LMPFA relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for LMPFA in voting proxies with respect to such issuer. Such position is based on the fact that LMPFA is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between LMPFA and certain other Legg Mason business units.

LMPFA maintains a Proxy Committee to review and address conflicts of interest brought to its attention by LMPFA compliance personnel. A proxy issue that will be voted in accordance with a stated LMPFA position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because LMPFA’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LMPFA’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, LMPFA may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): Effective December 1, 2012, Stephen A. Walsh, Michael C. Buchanan and Timothy Settel will become the portfolio management team of the Fund.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S)
ADDRESS	TIME SERVED	DURING PAST 5 YEARS

Stephen A. Walsh LMPFA 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Investment Officer of LMPFA; Mr. Walsh has 31 years of investment industry experience.

Timothy J. Settel LMPFA 620 Eighth Avenue New York, NY 10018	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Investment Officer of LMPFA; Mr. Settel has 19 years of investment industry experience.

Michael C. Buchanan LMPFA 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Investment Officer of LMPFA; Mr. Buchanan has 22 years of investment industry experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh	99 registered investment companies with $181.4 billion in total assets under management	228 Other pooled investment vehicles with $100.2 billion in assets under management*	730 Other accounts with $178.0 billion in total assets under management**

Timothy J. Settel	4 registered investment companies with $3.7 billion in total assets under management	7 Other pooled investment vehicles with $3.7 billion in assets under management	12 Other Accounts with $2.2 billion in total assets under management

Michael C. Buchanan	42 registered investment Companies with $32.5 billion in total assets Under management	44 Other pooled investment vehicles with $25.2 billion in assets under management***	196 Other accounts with $51.2 billion in total assets under management****

*                               Includes 6 accounts managed, totaling $0.9 billion, for which advisory fee is performance based.

**                        Includes 70 accounts managed, totaling $16.5 billion, for which advisory fee is performance based.

***                 Includes 4 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.

****          Includes 22 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Michael C. Buchanan	A
Timothy J. Settel	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Corporate Loan Fund Inc.

Date:	November 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Corporate Loan Fund Inc.

Date:	November 27, 2012

By:	/s/Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
LMP Corporate Loan Fund Inc.

Date:	November 27, 2012